QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.24

AMENDMENT NUMBER TWO TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 17, 2003 (the "Execution Date"), is entered into between and among, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent" and together with the Lenders, collectively, the "Lender Group"), SILICON GRAPHICS, INC., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as "Borrowers"), in light of the following:

W I T N E S S E T H

        WHEREAS, Borrower and the Lender Group are parties to that certain Amended and Restated Loan and Security Agreement, dated as of September 20, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

        WHEREAS, Borrower has requested that Agent waive non-compliance with a certain financial covenant and that the Loan Agreement be amended to provide for, among other things, a reset of certain financial covenants; and

        WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

        1.     DEFINITIONS.    Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

        2.     AMENDMENTS TO LOAN AGREEMENT.

          (a)   Section 6.3(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            '(iii) a Compliance Certificate demonstrating, in reasonable detail (including detailed calculations of Borrowers' compliance or non-compliance with the financial covenants in Section 7.20) compliance at the end of such quarter with the applicable financial covenants contained in Section 7.20, and"

          (b)   Section 7.20(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Minimum EBITDA.    EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
Waived	For the 3 month period ending June 27, 2003
$(45,882,000)	For the 3 month period ending September 26, 2003
$11,200,000	For the 3 month period ending December 26, 2003
$3,900,000	For the 3 month period ending March 26, 2004
$18,500,000	For the 3 month period ending June 25, 2004

    provided, however, that the required amount of EBITDA for each 3 month period ending after June 25, 2004 shall be set by Agent at a discount to projected EBITDA following receipt of and based upon applicable Projections satisfactory to the Lender Group. In all cases, all non-cash restructuring charges or reversals (or releases) of any accruals for each applicable period will be eliminated in the calculation of EBITDA for purposes of determining compliance with the covenants in Section 7.20(a)."

          (c)   Section 7.20(d) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

            "Minimum Cash Held By Agent.    At all times during the term of this Agreement, cash of Parent and its Subsidiaries, determined on a consolidated basis, which cash will be held by Agent in an interest bearing account maintained by Agent, in an amount equal to the greater of (i) the amount by which the Obligations exceed the Borrowing Base and (ii) $10,000,000."

          (d)   Schedule E-1 of the Loan Agreement is hereby amended and restated in its entirety as attached hereto as Schedule E-1.

        3.     LIMITED WAIVER.

          (a)   Agent grants to Borrowers a limited one-time waiver of Section 7.20(a) of the Loan Agreement with respect only to Borrowers' fiscal quarter ended June 27, 2003.

          (b)   This waiver is not a waiver of any subsequent Default or Event of Default of the same provisions of the Loan Agreement, nor is it a waiver of any other current or future Default or Event of Default. Agent is not obligated to provide this or any other waiver of its default rights.

        4.     CONDITIONS PRECEDENT TO THIS AMENDMENT.    The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

          (a)   The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          (b)   No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

          (c)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower or the Lender Group; and

          (d)   Lender shall have received from Borrower an amendment fee (the "Amendment Fee") in the amount of $35,000, receipt of $15,000 of which is hereby acknowledged.

Upon Agent's receipt of a copy of this Amendment executed by Borrowers, Agent shall be authorized to charge Borrowers' Loan Account the amount of $20,000, constituting the unpaid balance of the Amendment Fee; said $20,000 shall be non-refundable when charged.

        5.     CONDITION SUBSEOUENT.    The satisfaction of the following shall constitute a condition subsequent to the effectiveness of this Amendment and each and every provision hereof:

          (a)   No later than October 1, 2003, Administrative Borrower shall deliver to Agent a Landlord's Waiver, in form satisfactory to Agent, for the premises located at 2701 Olson Drive, Chippewa Falls, Wisconsin 54729, duly executed by the landlord thereof.

          (b)   No later than October 1, 2003, Administrative Borrower shall deliver to Agent a revised Schedule P-1 to the Loan Agreement which shall reflect only the following changes from the original Schedule P-1:

            (i)    additional Liens to secure the IP Loans, subject to the Intercreditor Agreement; and

            (ii)   deletion of those Permitted Liens which are no longer existing or required.

Upon delivery to Agent, this revised Schedule P-1 shall constitute an amended and restated Schedule P-1 to the Loan Agreement.

          (c)   No later than October 1, 2003, Administrative Borrower shall deliver to Agent the information required to be set forth on Schedule A-1 attached to Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of April 11, 2003, between and among the parties hereto.

        6.     CONSTRUCTION.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

        7.     ENTIRE AMENDMENT; EFFECT OF AMENDMENT.    This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

        8.     COUNTERPARTS; TELEFACSIMILE EXECUTION.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        9.     MISCELLANEOUS.

          (a)   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

          (b)   Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

        IN WITNESS WHEREOF. the parties have caused this Amendment to be executed and delivered as of the date first written above.

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender
By:	/s/ THOMAS P. SHUGHRUE
Name:	Thomas P. Shughrue
Title:	Vice President
SILICON GRAPHICS, INC., a Delaware Corporation
By:
Name:	Jean Furter
Title:	Vice President
SILICON GRAPHICS FEDERAL, INC., a Delaware corporation
By:
Name:	Jeff Zellmer
Title:	Vice President

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender
By:
Name:
Title:
SILICON GRAPHICS, INC., a Delaware Corporation
By:	/s/ JEAN FURTER
Name:	Jean Furter
Title:	Vice President, Treasurer
SILICON GRAPHICS FEDERAL, INC., a Delaware corporation
By:	/s/ JEFF ZELLMER
Name:	Jeff Zellmer
Title:	Vice President

Schedule E-l

ELIGIBLE INVENTORY LOCATIONS

2701 Olson Drive
Chippewa Falls, Wisconsin 54729

Riverside Systems Building
100 N. Cashman Drive
Chippewa Falls, Wisconsin

UPS Service Parts Logistics, Inc.
2200 Outer Loop Road
Louisville, Kentucky

QuickLinks

  Exhibit 10.24
AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
Schedule E-l ELIGIBLE INVENTORY LOCATIONS